UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2023, Gevo, Inc. (“Gevo”) entered into an Extension Agreement to the Master Framework Agreement for ETJ Collaboration (the “Extension Agreement”) with Axens North America, Inc. (“Axens”). Pursuant to the previously disclosed Master Framework Agreement for Ethanol to Jet Collaboration (“MFA”), dated September 22, 2021, Axens agreed to exclusively provide for a period beginning on the effective date of the contract and ending on December 22, 2023 (the “Initial Term”) certain engineering, license rights, catalyst supply, technical assistance and proprietary reactor for use in certain processes (collectively, “Services”) in the conversion of ethanol to hydrocarbons fuels via dehydration, oligomerization, and saturation in the Exclusive Field (as defined in the MFA) and the Exclusive Territory (as defined in the MFA) for the purpose of the production of renewable hydrocarbons, including gasoline, diesel, and jet fuel. The Extension Agreement amends the terms of the MFA to extend the Initial Term until March 22, 2024. Any further extension of the Initial Term will be subject to the written agreement of Gevo and Axens.

The foregoing description of the Extension Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Extension Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Extension Agreement to the Master Framework Agreement for ETJ Collaboration, dated December 11, 2023, by and between Gevo, Inc. and Axens North America, Inc.
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

*	Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and is the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Date: December 13, 2023	By:	/s/ E. Cabell Massey
E. Cabell Massey
Vice President, Legal and Corporate Secretary